UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 30, 2011

                          SYNERGY RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)

          Colorado                      001-35245                20-2835920
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(State or other jurisdiction       (Commission File No.)    (IRS Employer
of incorporation)                                            Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
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          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:    (970) 737-1073
                                                       --------------

                                       N/A
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          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities

     On December 30, 2011, the Company issued:

          o 188,137shares of its common stock to George Seward, a director of the Company, in consideration for assisting the Company in the acquisition of oil and gas leases.

          o 225,146 shares of its restricted common stock to 16 persons in consideration for the assignment to the Compnay of oil and gas leases and oil and gas joint venture interests.

          o 5,000 shares of its common stock to an employee for services rendered.

     The shares of common stock described above were not registered under the Securities Act of 1933 and are restricted securities. The Company relied upon the exemption provided by Section 4(2) of the Securities Act of 1933 in connection with the issuance of these shares. The persons who acquired these shares were sophisticated investors and were provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of these securities. The persons who acquired these shares acquired them for their own accounts. The certificates representing these shares will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid to any person in connection with the issuance of these shares.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

     See Item 3.02 of this report.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 30, 2011

                                 SYNERGY RESOURCES CORPORATION


                                 By:  /s/ Frank L. Jennings
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                                      Frank L. Jennings, Chief Financial Officer